September 22, 2008

Filed Via EDGAR

Ms. Rebecca A. Marquigny
Senior Counsel
Office of Insurance Products
Division of Investment Management
United States Securities and Exchange Commission
Washington, DC  20549

Re:           Sun Life of Canada (U.S.) Variable Account G (“Registrant”)
Post-Effective Amendment No. 10 to Registration Statement on Form N-6
File Nos. 811-07837 & 333-111688
Your comments delivered via telephone on September 9, 2008

Dear Ms. Marquigny:

Thank you for your recent communication regarding the File referenced above.  We are filing a Post-Effective Amendment to provide responses to Staff comments.  A courtesy red-lined copy of the prospectus will be emailed contemporaneously with the filing of this post-effective amendment along with a copy of this letter.  Page numbers noted below are to the red-lined courtesy copy of the prospectus.

1.	Staff Comment:
Please remove “Corporate” from the product title and add it to precede “variable universal life insurance”.

Response:
“Corporate” has been removed from the product title and has been added in two places on the cover page to precede “variable universal life insurance policy”.

2.	Staff Comment:
The Staff asks for confirmation that Kentucky policyholders pay the same premium expense load as policyholders from every other state and there are no additional charges applicable to Kentucky policyholders that would not apply to policyholders from other states.

Response:
We confirm that Kentucky policyholders pay the same premium expense load as policyholders from every other state.  We confirm there are no additional charges applicable to Kentucky policyholders that do not apply to policyholders from other states.

3.	Staff Comment:
The Premium Expense Load section of the Fee Table needs editing to align all charge descriptions with the applicable charge.

Response:
The Fee Table has been revised to align all figures in the Premium Expense Load section.

4.	Staff Comment:
The About the Policy opening paragraph requires revision to indicate the “material” provisions of the Policy are described.

Response:
The About the Policy opening paragraph has been revised to state the material provisions of the Policy are described.  Within the prospectus, we have added text to the Grace Period provision, the Mortality and Expense Risk Charge provision, the Misstatement of Age or Sex provision and the Incontestability provision to indicate terms may vary by state law.  The opening paragraph of the About the Policy provision alerts the policyowners to contact their financial advisor regarding variations which may apply in their state.

5.	Staff Comment:
Change the definition of Monthly Cost of Insurance in the Glossary to include the terms used in the Fee Table that describe the cost of insurance charge for the policy and the rider.  Separate the cost of insurance footnote to the Fee Table into two separate statements, making clear that the rider cost of insurance charge is excluded from the policy cost of insurance charge and vice versa.

Response:

The definition of Monthly Cost of Insurance in the Glossary has been revised to state the amount used for the Specified Face Amount is referred to as “Cost of Insurance” in the Fee Table and the amount used for the APB Rider Face Amount is referred to as “Additional Protection Benefit Rider cost of insurance charge in the Fee Table.  Footnote 7 has been added.  It replicates Footnote 3.  Footnote 3 states that charge excludes any cost of insurance charge for the Additional Protection Benefit Rider.  Footnote 7 states that charge excludes any cost of insurance charge for the Specified Face Amount.

6.	Staff Comment:
Age 121 references need to be deleted from the prospectus that uses 1980 CSO.

Response:
The Insured’s Attained Age 100 provision has been revised to delete reference to age 121.

7.	Staff Comment:
The Premium Expense Charge section needs to be revised to state the tax element is an estimate of the Federal and State taxes the Company may pay and the rate is a blended rate.  The Deferred Expense Load on Policy Year 1 Premium section needs to be revised to restate the blended rate aspect of the Premium Expense Charge.

Response:
The Premium Expense Charge section has been revised to state the estimate of anticipated taxes are those the Company may pay to Federal and State governments.  It is now stated the rate is one blended rate applicable to all policyowners.  The Deferred Expense Load on Policy Year 1 Premium section has been revised to repeat the anticipated tax and blended rate language of the Premium Expense Charge section.

8.	Staff Comment:
The last paragraph of the Federal Income Tax Considerations section requires revision to split the first sentence into two sentences and to clarify that the Policy and Policy Proceeds may be subject to several taxes.

Response:
The last paragraph of the Federal Income Tax Considerations section has been revised to state the Policy and the Policy Proceeds may be subject to federal, state, local, estate, inheritance and other taxes.  The tax obligations are dependent upon individual circumstances.

Additional Changes:
A Fund of Funds investment option footnote has been added to prospectus page 2 for the Fidelity Freedom portfolios.  Nine American Funds investment options have been added.  The SEC address on the back cover page has been corrected.  The Statement of Additional Information has been revised as necessary to address the above comments.  Financial statements of the Depositor and the Registrant are included.

We understand we are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the Staff to provide all information investors require for an informed decision.  As the insurance company and its management possess all facts relating to the insurance company’s disclosure, we are responsible for its accuracy and adequacy.

Acceleration Request and Acknowledgment

Registrant believes that the Amendment is responsive to Staff comments and, therefore, Registrant and its principal underwriter, Clarendon Insurance Agency, Inc., make an acceleration request of the effective date of the Amendment to November 1, 2008 or as soon as practicable thereafter.  The Registrant and its principal underwriter are aware of their obligations under the 1933 Act.  In addition, the Registrant acknowledges that

•	Should the Commission or staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;
•
The action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the insurance company from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•	The insurance company may not assert this action as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please direct all questions and comments to the undersigned at (781)446-1638 or to Joan Boros, Esq. at (202)965-2150.

Sincerely,

/s/ Susan J. Lazzo

Susan J. Lazzo
Senior Counsel

cc:  Joan Boros, Esq.